UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 6, 2020
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02	Results of Operations and Financial Condition.

On November 2, 2020, Marathon Petroleum Corporation (“MPC” or the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2020. Subsequent to the release of preliminary earnings, and in conjunction with the preparation of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 (the “Form 10-Q”), the Company refined its estimate of the expected benefit from the tax loss carryback provided under the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”). As a result, the Company recorded an incremental benefit for income taxes on continuing operations of $132 million in the third quarter of 2020. This revision also increased the income tax receivable related to this estimated benefit, which is reported on the Company’s balance sheet in Other Current Assets, by the same amount as of September 30, 2020. This estimated benefit is subject to change based on actual results for the fourth quarter of 2020. Refer to the below table for a summary of the revisions to the results to be reported in the Form 10-Q.

	Three Months Ended September 30, 2020
	Revised	Preliminary
Benefit for income taxes on continuing operations	$436	$304
Net loss attributable to MPC	$(886)	$(1,018)
Net loss per share	$(1.36)	$(1.57)

These revisions had no effect on segment operating results, income from discontinued operations, adjusted earnings or cash flows as previously reported by the Company.
A revised earnings release, earnings call presentation and Investor Relations Packet reflecting these revisions will be published on the Investors page of the MPC website at https://www.marathonpetroleum.com.
Information in this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: November 6, 2020	By:	/s/ John J. Quaid
Name: John J. Quaid
Title: Senior Vice President and Controller